EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alliance Distributors Holding Inc., a Delaware Corporation (the "Company"), on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), Jay Gelman, Chief Executive Officer and Chairman of the Board, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.
1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 22, 2006

                        /s/ Jay Gelman
                        --------------------------------------
                        Jay Gelman
                        Chief Executive Officer and
                        Chairman of the Board